SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2002


                                QWEST CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or other jurisdiction of incorporation)


            001-03040                                 84-0273800
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     (Commission File Number)              (IRS Employer Identification No.)


   1801 California Street             Denver, Colorado              80202
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
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                                 Not applicable
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          (Former name or former address, if changed since last report)

This amended Current Report on Form 8-K, dated May 30, 2002 and filed June 11, 2002, amends and restates in its entirety the Current Report on Form 8-K dated May 30, 2002 and filed May 31, 2002.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Prior to May 30, 2002 Qwest Corporation (the "Company", and together with its subsidiaries, "Qwest") had not engaged independent auditors for 2002. On May 30, 2002 the Company's Board of Directors decided, effective immediately, not to re-engage Arthur Andersen LLP ("Andersen") as Qwest's independent auditor.

         Effective May 30, 2002, the Company's Board of Directors engaged KPMG LLP ("KPMG") to serve as Qwest's independent auditor for 2002.


         Andersen's reports on Qwest's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Qwest's two most recent fiscal years and through the date of this Form 8-K/A, there were (1) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Qwest's consolidated financial statements; and (2) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         Qwest provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 11, 2002, stating its agreement with such statements.

         During Qwest's two most recent fiscal years and through the date of this Form 8-K, Qwest did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Qwest's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c)    Exhibits.  The following exhibits are filed with this document.

         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 11, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  QWEST CORPORATION


DATE:  June 11, 2002              By: /s/ CHARLES A. JOSENHANS
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                                      Charles A. Josenhans
                                      Senior Vice President


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

                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION
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16                    Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated June 11, 2002


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